UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2015

CARTER VALIDUS MISSION CRITICAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4890 West Kennedy Blvd.

Suite 650

Tampa, Florida 33609

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

KeyBank Credit Facility Amendment

On August 21, 2015, Carter/Validus Operating Partnership, LP (“CVOP”), the operating partnership of Carter Validus Mission Critical REIT, Inc. (the “Company”) and certain of the Company’s subsidiaries amended certain agreements related to the Company’s credit facility (the “KeyBank Credit Facility”) to add Fifth Third Bank, Hancock Bank, Woodforest National Bank, Renasant Bank and Mega International Commercial Bank Co. Ltd. Silicon Valley Branch as lenders and to increase the maximum commitments available under the KeyBank Credit Facility from $365,000,000 to an aggregate of up to $475,000,000, consisting of a $400,000,000 revolving line of credit, with a maturity date of May 28, 2017, subject to CVOP’s right to a 12-month extension, and a $75,000,000 term loan, with a maturity date of May 28, 2018, subject to CVOP’s right to a 12-month extension (the “KeyBank Credit Facility Amendment”). The new and existing lenders agreed to continue to make the loans on an unsecured basis. Subject to certain conditions, the KeyBank Credit Facility can be increased to $500,000,000.

The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value, debt yield and debt service coverage ratios contained in the KeyBank Credit Facility Amendment. On August 21, 2015, in connection with the Company’s acquisition of a data center property, a healthcare property and a real estate portfolio consisting of 20 healthcare properties, CVOP, through wholly-owned subsidiaries, entered into a joinder agreement with KeyBank National Association (“KeyBank”) to add the properties to the unencumbered pool of the KeyBank Credit Facility, which increased CVOP’s unencumbered pool availability under the KeyBank Credit Facility by approximately $97,064,000. As of August 25, 2015, the total unencumbered pool availability under the KeyBank Credit Facility was $458,975,000 and the remaining aggregate unencumbered pool availability was $195,975,000.

Term Loan Facility Agreement

On August 21, 2015, CVOP, as borrower, entered into an agreement with KeyBank and other lenders identified therein, as lenders, to obtain an unsecured term loan facility in an aggregate maximum principal amount of $135,000,000 (“the KeyBank Term Loan Facility”). The KeyBank Term Loan Facility is evidenced by a credit agreement, promissory notes, a guaranty agreement, and a contribution agreement (collectively, the “KeyBank Term Loan Facility Agreement”). The proceeds of the loans made under the KeyBank Term Loan Facility Agreement may be used to finance the acquisitions of real estate investments, tenant improvements and leasing commissions with respect to real estate, repayment of indebtedness, capital expenditures with respect to real estate, and for general corporate and working capital purposes. The initial term of the KeyBank Term Loan Facility is 60 months from the closing date, maturing on August 21, 2020. Subject to certain conditions, the KeyBank Term Loan Facility can be increased to $300,000,000.

The KeyBank Term Loan Facility shall bear interest at per annum rates equal to, at CVOP’s option, either: (a) the London Interbank Offered Rate (“LIBOR”), plus an applicable margin ranging from 1.75% to 2.25%, which is determined based on the overall leverage of CVOP; or (b) a base rate, which means, for any day, a fluctuating rate per annum equal to the prime rate for such day, plus an applicable margin ranging from 0.75% to 1.25%, which is determined based on the overall leverage of CVOP. In the event of a default, CVOP shall be required to pay a default interest rate equal to the interest rate calculated in accordance with the KeyBank Term Loan Facility Agreement plus 5.00% per annum. Additionally, in the event of default, the lender has the right to terminate its obligations under the KeyBank Term Loan Facility Agreement, including the funding of future loans, and to accelerate the payment on any unpaid principal amount of all outstanding loans and interest thereon.

The actual amount of credit available under the KeyBank Term Loan Facility is a function of certain loan-to-cost, loan-to-value, debt yield and debt service coverage ratios contained in the KeyBank Term Loan Facility Agreement. The obligations of

CVOP with respect to the KeyBank Term Loan Facility Agreement are guaranteed by the Company, including but not limited to, the payment of any outstanding indebtedness under the KeyBank Term Loan Facility Agreement and all terms, conditions and covenants of the KeyBank Term Loan Facility Agreement, as further discussed below.

The KeyBank Term Loan Facility Agreement contains various affirmative and negative covenants that are customary for credit facilities and transactions of this type, including limitations on the incurrence of debt and limitations on distributions by the Company, CVOP and its subsidiaries in the event of default. The KeyBank Term Loan Facility Agreement imposes the following financial covenants, which are specifically defined in the KeyBank Term Loan Facility Agreement, on CVOP: (i) maximum ratio of consolidated total indebtedness to gross asset value; (ii) minimum ratio of adjusted consolidated earnings before interest, taxes, depreciation and amortization to consolidated fixed charges; (iii) minimum tangible net worth; (iv) minimum weighted average remaining lease term of unencumbered pool properties in the unencumbered pool; (v) minimum number of unencumbered pool properties in the unencumbered pool; and (vi) minimum unencumbered pool actual debt service coverage ratio. In addition, the KeyBank Term Loan Facility Agreement includes events of default that are customary for credit facilities and transactions of this type.

The material terms of the agreements discussed above are not complete and are qualified in their entirety by the KeyBank Credit Facility Amendment, the KeyBank Term Loan Facility Agreement, Contribution Agreement, Unconditional Guaranty of Payment and Performance, Joinder Agreement and Term Loan Notes attached hereto as Exhibits 10.1 through 10.18 to this Current Report on Form 8-K, and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. Operating results will be affected by economic and regulatory changes that have an adverse impact on the real estate market and the Company cannot assure you that there will be growth in the value of the Company’s properties. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. The Company undertakes no obligation to update any forward-looking statement contained herein to conform the statement to actual results or changes in the Company’s expectations.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	First Amendment to Second Amended and Restated Credit Agreement and Amendment to Other Loan Documents, by and among Carter/Validus Operating Partnership, LP, Carter Validus Mission Critical REIT, Inc., the guarantors and the lenders party thereto, dated August 21, 2015.

10.2	Term Loan Agreement, by and among Carter/Validus Operating Partnership, LP, as borrower, KeyBank National Association, the other lenders which are parties to this agreement and other lenders that may become parties to this agreement, KeyBank National Association, as administrative agent, Capital One, National Association, as documentation agent, and Bank of America, N.A., as co-syndication agent, and Suntrust Bank, as co-syndication agent, and Fifth Third Bank, as co-syndication agent, and KeyBanc Capital Markets, Inc., Capital One, National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Suntrust Robinson Humphrey, Inc. as joint lead arrangers and joint book runners, dated August 21, 2015.

10.3	Contribution Agreement, by and among Carter/Validus Operating Partnership, LP, Carter Validus Mission Critical REIT, Inc., and the other subsidiary guarantors as identified therein, dated August 21, 2015.

10.4	Unconditional Guaranty of Payment and Performance from Carter Validus Mission Critical REIT, Inc., et al. for the benefit of KeyBank National Association, dated August 21, 2015.

10.5	Term Loan Note from Carter/Validus Operating Partnership, LP to Capital One, National Association, dated August 21, 2015.

10.6	Term Loan Note from Carter/Validus Operating Partnership, LP to Synovus Bank, dated August 21, 2015.

10.7	Term Loan Note from Carter/Validus Operating Partnership, LP to Eastern Bank, dated August 21, 2015.

10.8	Term Loan Note from Carter/Validus Operating Partnership, LP to SunTrust Bank, dated August 21, 2015.

10.9	Term Loan Note from Carter/Validus Operating Partnership, LP to Bank of America, N.A., dated August 21, 2015.

10.10	Term Loan Note from Carter/Validus Operating Partnership, LP to KeyBank National Association, dated August 21, 2015.

10.11	Term Loan Note from Carter/Validus Operating Partnership, LP to Cadence Bank, N.A., dated August 21, 2015.

10.12	Term Loan Note from Carter/Validus Operating Partnership, LP to Renasant Bank, dated August 21, 2015.

10.13	Term Loan Note from Carter/Validus Operating Partnership, LP to Hancock Bank, dated August 21, 2015.

10.14	Term Loan Note from Carter/Validus Operating Partnership, LP to Woodforest National Bank, dated August 21, 2015.

10.15	Term Loan Note from Carter/Validus Operating Partnership, LP to Fifth Third Bank, dated August 21, 2015.

10.16	Term Loan Note from Carter/Validus Operating Partnership, LP to Mega International Commercial Bank Co., Ltd. Silicon Valley Branch, dated August 21, 2015.

10.17	Term Loan Note from Carter/Validus Operating Partnership, LP to Texas Capital Bank, N.A., dated August 21, 2015.

10.18	Joinder Agreement by DC-1650 UNION HILL ROAD, LLC, HC-800 EAST 68th STREET, LLC, HCP-RTS, LLC, HC-77-840 FLORA ROAD, LLC, HC-40055 BOB HOPE DRIVE, LLC, HC-58295 29 PALMS HIGHWAY, LLC, HC-8991 BRIGHTON LANE, LLC, HC-6555 CORTEZ, LLC, HC-601 REDSTONE AVENUE WEST, LLC, HC-2270 COLONIAL BLVD, LLC, HC-2234 COLONIAL BLVD, LLC, HC-1026 MAR WALT DRIVE NW, LLC, HC-7751 BAYMEADOWS RD. E., LLC, HC-1120 LEE BOULEVARD, LLC, HC-8625 COLLIER BLVD., LLC, HC-6879 US HIGHWAY 98 WEST, LLC, HC-7850 N. UNIVERSITY DRIVE, LLC, HC-#2 PHYSICIANS PARK DR., LLC, HC-52 NORTH PECOS ROAD, LLC, HC-6160 S. FORT APACHE ROAD, LLC, HC-187 SKYLAR DRIVE, LLC, HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC and HC-6310 HEALTH PKWY., UNITS 100 & 200, LLC to KeyBank National Association, as Agent, dated August 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: August 25, 2015	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer